Acquisition of Guaranty BancorpNasdaq: GBNKMay 22, 2018 Exhibit 99.1Independent Bank Group

Forward-Looking Statements

Certain statements contained in this communication that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1993, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include information about Independent Bank Group's and Guaranty Bancorp's possible or assumed future economic performance or future results of operations, including Independent Bank Group's or Guaranty Bancorp's future revenues, income, expenses, provision for loan losses, provision for taxes, effective tax rate, earnings per share and cash flows, and Independent Bank Group's and Guaranty Bancorp's future capital expenditures and dividends, future financial condition and changes therein, including changes in Independent Bank Group's and Guaranty Bancorp's loan portfolio and allowance for loan losses, future capital structure or changes therein, as well as the plans and objectives of management for Independent Bank Group's and Guaranty Bancorp's future operations, future or proposed acquisitions, the future or expected effect of acquisitions on Independent Bank Group's and Guaranty Bancorp's operations, results of operations, financial condition, and future economic performance, statements about the benefits of the proposed transaction, and the statements of the assumptions underlying any such statement. Such statements are typically, but not exclusively, identified by the use in the statements of words or phrases such as "aim", "anticipate", "estimate", "expect", "goal", "guidance", "intend", "is anticipated", "is expected", "is intended", "objective", "plan", "projected", "projection", "will affect", "will be", "will continue", "will decrease", "will grow", "will impact", "will increase", "will incur", "will reduce", "will remain", "will result", "would be", variations of such words or phrases (including where the word "could", "may", or "would" is used rather than the word "will" in a phrase) and similar words and phrases indicating that the statement addresses some future result, occurrence, plan or objective. The forward-looking statements that Independent Bank Group and Guaranty Bancorp make are based on our current expectations and assumptions regarding Independent Bank Group's and Guaranty Bancorp's businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could affect Independent Bank Group's or Guaranty Bancorp's future financial results and performance and could cause those results or performance to differ materially from those expressed in the forward-looking statements. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Independent Bank Group and Guaranty Bancorp, the outcome of any legal proceedings that may be instituted against Independent Bank Group or Guaranty Bancorp, delays in completing the transaction, the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) and shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all, the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Independent Bank Group and Guaranty Bancorp do business, the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management's attention from ongoing business operations and opportunities, potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction, Independent Bank Group's ability to complete the acquisition and integration of Guaranty Bancorp successfully, and the dilution caused by Independent Bank Group's issuance of additional shares of its common stock in connection with the transaction. Each of Independent Bank Group and Guaranty Bancorp disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information on Independent Bank Group, Guaranty Bancorp, and factors which could affect the forward-looking statements contained herein can be found in Independent Bank Group's Annual Report on Form 10-K for the fiscal year ended December 31, 2017, its Quarterly Report on Form 10-Q for the three-month period ended March 31, 2018 and its other filings with the Securities and Exchange Commission ("SEC"), and in Guaranty Bancorp's Annual Report on Form 10-K for the fiscal year ended December 31, 2017, its Quarterly Report on Form 10-Q for the three-month period ended March 31, 2018 and its other filings with the SEC.

2

Additional Statements
Additional Information about the Merger and Where to Find It
In connection with the proposed acquisition of Guaranty Bancorp, Independent Bank Group will file with the SEC a registration statement on Form S-4 to register the shares of Independent Bank Group’s common stock to be issued in connection with the merger. The registration statement will include a joint proxy statement/prospectus which will be sent to the shareholders of Independent Bank Group and Guaranty Bancorp seeking their approval of the proposed transaction.
WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY
STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT INDEPENDENT BANK GROUP, GUARANTY BANCORP, AND THE PROPOSED TRANSACTION.
Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from Independent Bank Group at its website, www.ibtx.com, or from Guaranty Bancorp at its website, www.gbnk.com. Documents filed with the SEC by Independent Bank Group will be available free of charge by directing a request by telephone or mail to Independent Bank Group, Inc., 1600 Redbud Blvd., Suite 400, McKinney, Texas 75069, 972-562-9004, and documents filed with the SEC by Guaranty Bancorp will be available free of charge by directing a request by telephone or mail to Guaranty Bancorp, 1331 Seventeenth St., Suite 200, Denver, Colorado 80202, 303-293-5563.
Participants in the Solicitation
Independent Bank Group, Guaranty Bancorp and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Independent Bank Group and Guaranty Bancorp in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about Independent Bank Group, and its directors and executive officers, may be found in the definitive proxy statement of Independent Bank Group relating to its 2018 Annual Meeting of Shareholders filed with the SEC on April 26, 2018, and other documents filed by Independent Bank Group with the SEC. Additional information about Guaranty Bancorp, and its directors and executive officers, may be found in the definitive proxy statement of Guaranty Bancorp relating to its 2018 Annual Meeting of Stockholders filed with the SEC on March 23, 2018, and other documents filed by Guaranty Bancorp with the SEC. These documents can be obtained free of charge from the sources described above.
3

Overview of Guaranty Bancorp (GBNK)

- Denver, Colorado headquartered bank established in 1955 and Nasdaq listed in 2005, with 32 branches strategically located along the Front Range, including 14 in the Denver MSA
- Largest bank operating exclusively in Colorado and the fourth largest bank headquartered in the state – ranks second in Colorado deposit market share among banks headquartered in the state
- High quality, committed management team and experienced, customer focused lenders
- Strong profitability metrics – core ROAA over 1.20%
- Attractive funding base – over 30% noninterest bearing deposits, with a cost of deposits of approximately 30 basis points
- Conservative credit culture – five year average net charge-offs to average loans from 2013 to 2017 of 0.05% vs. U.S. commercial bank industry aggregate of 0.51%
- Sizable wealth management platform with approximately $1.5 billion in assets under management – provides opportunity for augmentation and scale in Texas metro markets

Financial Summary(1)	
Balance Sheet Data	
Total Assets ($M)	3,721.7
Total Loans Held for Investment ($M)	2,845.5
Total Deposits ($M)	3,031.7
Loans to Deposits (%)	93.9
Regulatory Capital	
Tangible Common Equity ($M)	324.8
Tang. Common Equity / Tang. Assets (%)	8.9
Total Risk Based Capital Ratio (%)	13.3
Profitability Data (LTM)	
Adjusted Net Income ($M)(2)	43.3
Adjusted Return on Average Assets (%)(2)	1.22
Adjusted Return on Average Equity (%)(2)	11.2
Net Interest Margin (%)	3.88
Efficiency Ratio	51.9
Asset Quality	
Nonperforming Assets to Assets (%)(3)	0.16
Net Charge-offs to Average Loans (%)	0.04

Source: SNL Financial as of March 31, 2018
(1) Data as of and for the last twelve months ended March 31, 2018
(2) LTM net income reflects adjustment for one-time deferred tax asset revaluation associated with tax legislation of $976 thousand
(3) Excludes performing restructured loans

4

Transaction Summary

Merger Partner	Guaranty Bancorp ("GBNK") and bank subsidiary, Guaranty Bank and Trust Company
Transaction Value[(1)]	$1.0 billion in aggregate, or $35.37 per share
Consideration Mix	100% stock
Fixed Exchange Ratio	0.45 IBTX common shares for each share of GBNK common stock, which equates to 13,189,494 shares of IBTX common stock based on the number of shares of GBNK common stock outstanding as of May 21, 2018
Pro Forma Ownership	70% IBTX / 30% GBNK
Additions to Management / Board	Paul Taylor (President & CEO of GBNK) and Ed Cordes (Chairman of GBNK) to join IBTX Board of Directors Michael Hobbs (President of Guaranty Bank and Trust Company) to serve as Colorado Market CEO for IBTX
Required Approvals	IBTX and GBNK shareholders, as well as customary regulatory approvals
Anticipated Closing	Fourth quarter of 2018, subject to regulatory and shareholder approvals and other customary closing conditions

5

(1) Based on an IBTX closing price of $78.60 on May 21, 2018

Significant Scale Along the Front Range

Pro Forma Colorado Deposit Market Share

2017 Rank	CO HQ	Institution	2017 Branches	2017 Deposits ($M)	2017 Market Share (%)
1		Wells Fargo & Co.	159	31,779	24.20
2	*	FirstBank Holding Co.	99	14,784	11.26
3		U.S. Bancorp	155	14,620	11.13
4		JPMorgan Chase & Co.	115	12,878	9.81
5		BNP Paribas	75	4,539	3.46
6		KeyCorp	59	4,196	3.19
		Pro Forma	*40*	*3,192*	*2.43*
7	*****	**Guaranty Bancorp**	**32**	**2,914**	**2.22**
8	*	Alpine Banks of Colorado	41	2,892	2.20
9		Lauritzen Corp.	26	2,694	2.05
10		Zions Bancorp.	38	2,646	2.01
11		Pinnacle Bancorp Inc.	43	2,637	2.01
12	*	CoBiz Financial Inc.	11	2,361	1.80
13		BBVA	37	2,356	1.79
14		Bank of America Corp.	11	2,090	1.59
15	*	National Bank Holdings Corp.	50	1,909	1.45
32		**Independent Bk Group Inc.**	**8**	**278**	**0.21**
		Top 15 Institutions	**951**	**105,295**	**80.17**
		Total For Institutions In Market	**1,472**	**131,337**	**100.00**

Pro Forma Colorado Footprint



Fort Collins
Greeley
Estes Park
Rocky Mountain N.P.
Hot Sulphur Springs
Boulder
Brighton
Westminster
Thornton
Arvada
Denver
Georgetown
Aurora
Breckenridge
Castle Rock
Pike National Forest
Divide
Colorado Springs
Cripple Creek
Fountain
Fort Carson Military Reservation
Salida
Canon City
GBNK (32)
IBTX (8)

Source: SNL Financial
Note: Reflects FDIC deposit data as of June 30, 2017

6

Attractive Metropolitan Colorado Markets

Five Year Projected Population Growth



8.9%
8.1%
7.7%
6.8%
6.9%
7.1%
3.5%
Greeley MSA
Fort Collins MSA
Denver MSA
Boulder MSA
Colorado
Texas
Nationwide

Five Year Projected Median Household Income Growth



16.8%
12.9%
12.2%
9.7%
9.5%
9.5%
8.9%
Greeley MSA
Fort Collins MSA
Denver MSA
Boulder MSA
Colorado
Texas
Nationwide

- Demographically attractive markets
- The Denver MSA is the largest in the state, with a population of approximately 2.9 million
  - Ranked fourth among “The Best Places for Business and Careers,” according to Forbes
  - Home to 10 Fortune 500 companies
- Greeley was the third fastest growing metropolitan area in the country in 2017, according to the Greeley Economic Development Council
- Fort Collins is recognized as the business center of Northern Colorado and hosts manufacturing facilities for major corporations including Anheuser-Bush, Broadcom and Intel
- Boulder is recognized as the top city in the U.S. for education according to Forbes, and is home to the University of Colorado’s flagship campus, which enrolls approximately 33 thousand students

Source: SNL Financial, Forbes, Fortune, Greeley Economic Development Council, Fort Collins Chamber of Commerce

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Transaction Assumptions and ValuationCost Savings 37.5% of GBNK noninterest expense (80% realized in 2019, and 100% thereafter)• $28.5 million mark on gross loans (1.00% of gross loans)Mark-to-Market • $7.0 million mark on held-to-maturity securities – 4.5 year amortizationAdjustments • $8.9 million unrealized loss on available-for-sale securities – 4.5 year amortization• $5.0 million fixed asset write-upCore Deposit Estimated 2.25% of all non-time deposits, 10 year amortizationIntangiblesGBNK Transaction MultiplesValue as of April 27, 2018(1) Current Value(2) Aggregate Value $969.4 M $1.0 B Per Share $33.07 $35.37Price / Tangible Book Value 2.98x 3.19x Price / Est. 2018 Earnings per Share(3) 17.3x 18.5x Price / Est. 2019 Earnings per Share(3) 15.9x 17.0x Price / Est. 2019 EPS w/Synergies (3)(4) 11.1x 11.9x Core Deposit Premium 23.1% 25.5%(1) Based on an IBTX closing price of $73.50 on April 27, 2018, the date the parties entered into a letter of intent (2) Based on an IBTX closing price of $78.60 on May 21, 2018 (3) Based on Wall Street analyst consensus EPS estimates (4) Assumes hypothetical 100% realization of noninterest expense synergies8

Financial Impact of AcquisitionsEstimated Pro Forma Transaction Consequences (1) GBNK Impact2019 EPS Accretion (80% Cost Saves Realization) (%) ~ 5.1% 2020 EPS Accretion (%) ~ 6.5% 2020 EPS Accretion ($) ~ $0.39 Tangible Book Value per Share Accretion / (Dilution) ~ (4.7%) Tangible Book Value per Share Earnback (Years) ~ 3.1IBTX Projected Pro Forma Standalone w/ Integrity w/ GBNKCapital Ratios 3/31/2018 6/30/2018 12/31/2018Tangible Common Equity / Tangible Assets 8.5% 8.5% 8.7% Leverage Ratio 9.2% 9.1% 9.5% Tier 1 Common Risk Based Ratio 9.6% 9.6% 9.8% Tier 1 Risk Based Capital Ratio 10.0% 9.9% 10.3% Total Risk Based Capital Ratio 12.5% 12.1% 12.1%(1) Includes the impact of lost interchange revenue attributable to the Durbin amendment9

Transaction Rationale • Premier Colorado franchise delivers an attractive core deposit base and strong profitability • Financially attractive transaction with EPS accretion of approximately 6.5% Tangible book value earnback of approximately 3 years IBTX remains well capitalized on a pro forma basis • High quality, committed management team and experienced, customer focused lenders • Significant scale in high-growth, metropolitan markets, including the Denver MSA Fill in and expansion of the branch footprint along the Colorado Front Range, with locations in the downtown or central business districts of Denver, Fort Collins, Greeley, Longmont and Boulder Substantially completes our Colorado acquisition strategy • Partnership with the fourth largest bank headquartered in Colorado GBNK is the largest bank operating exclusively in Colorado On a pro forma basis, IBTX will be ranked 7th in Colorado deposit market share, and will be the only Texas or Colorado headquartered bank with top 10 deposit market share in both states • Improves IBTX’s noninterest bearing deposits to deposits, cost of deposits and loan to deposit ratio GBNK noninterest bearing deposits over 30% GBNK cost of deposits of approximately 30 bps 10

History of Growth – Total Assets Guaranty Bancorp Total Assets—$3,722M (Dollars in Millions) Integrity BancsharesOrganic CAGR of ~21% since 2011(1) Total Assets—$761M$15,000Total CAGR of ~46% since 2011(1)$13,294$12,000 Carlile Bancshares $3,722 Live Oak Financial Total Assets—$2,193M Total Assets—$122M BOH Holdings Total Assets—$1,040M $8,684 $761$9,000 Houston City Bancshares Grand Bank I Bank Holding Company Total Assets—$329M Total Assets—$592M Total Assets—$158M $2,193 Community Group Total Assets—$105M $5,853 $6,000 $5,055 Collin Bank $592 $4,133 Total Assets—$173M $1,491 $3,000 $2,164 $1,740 $262 $173 $02012 2013 2014 2015 2016 2017 3/31/18IBTX IPO: 4/3/2013 Annual Acquired Assets Pending Acquisitions Note: Acquired assets excludes impact of purchase accounting (1) CAGR basis of $1.254 billion as of December 31, 2011 Source: SNL Financial 11

Impact of Crossing $10 Billion in Assets• We will cross the $10 billion threshold as a result of the acquisition and it is possible we will cross the threshold organically by the fourth quarter of 2018• We have been proactively planning for this event and continue to invest in the people, processes and systems necessary to operate successfully as a $10+ billion institution• Pro forma for the pending acquisitions of Integrity and GBNK, we estimate annual interchange revenue loss of $5 million attributable to the Durbin amendment• DFAST preparation currently in process with estimated total implementation costs of $2 million, and a total ongoing annual cost of $500,000 to $1 million, assuming no change in current legislation 12

Appendix 13

Guaranty Bancorp Financial Highlights

	For the Years Ended:				Quarters Ended:				12/31/14 - 3/31/18
	2014	2015	2016	2017	6/30/2017	9/30/2017	12/31/2017	3/31/2018	CAGR
Balance Sheet ($000)									
Assets	2,124,778	2,368,525	3,366,427	3,698,890	3,403,852	3,510,046	3,698,890	3,721,651	18.8%
Loans Held for Investment	1,541,434	1,814,536	2,515,009	2,805,663	2,577,585	2,661,552	2,805,663	2,845,525	20.8%
Deposits	1,685,324	1,801,845	2,699,084	2,941,627	2,763,623	2,898,060	2,941,627	3,031,714	19.8%
Equity	206,939	221,639	352,378	404,899	367,529	375,152	404,899	410,432	23.5%
Tangible Common Equity	199,785	216,466	280,657	325,352	297,105	305,400	325,352	324,824	16.1%
Profitability (%)									
Net Income[1] ($000)	13,512	22,454	24,727	39,600	10,125	10,054	9,581	13,557	
Core ROAA[1][2]	0.76	1.07	1.12	1.31	1.24	1.37	1.37	1.51	
Core ROAE[1][2]	7.6	11.0	11.3	12.1	11.6	12.6	12.4	13.7	
Net Interest Margin	3.73	3.74	3.68	3.88	3.82	4.04	3.96	3.72	
Cost of Deposits	0.16	0.18	0.23	0.26	0.26	0.27	0.28	0.31	
Efficiency Ratio	72.2	60.9	58.0	52.2	53.8	50.3	49.6	53.9	
Balance Sheet Ratios (%)									
Loans / Deposits	91.5	100.7	93.2	95.4	93.3	91.8	95.4	93.9	
TCE / TA	9.4	9.2	8.5	9.0	8.9	8.9	9.0	8.9	
Leverage Ratio	11.1	10.7	9.8	10.2	10.0	10.2	10.2	10.0	
Tier 1 Risk Based Ratio	12.6	12.1	11.3	11.4	11.5	11.4	11.4	11.3	
Total Risk-Based Capital Ratio	13.9	13.2	13.6	13.4	13.7	13.5	13.4	13.3	
Asset Quality (%)									
NPAs / Assets[3]	0.67	0.61	0.16	0.14	0.13	0.12	0.14	0.16	
LLR / Loans	1.46	1.27	0.92	0.83	0.90	0.86	0.83	0.82	
LLR / NPAs[3]	157	158	435	456	542	543	456	401	
NCOs/Avg Loans	(0.10)	(0.03)	(0.01)	0.04	0.04	0.11	(0.01)	0.01	
Per Share Information									
Tangible Book Value per Share ($)	9.24	9.97	9.91	11.13	10.46	10.75	11.13	11.09	
Dividends Declared ($)	0.20	0.40	0.46	0.50	0.13	0.13	0.13	0.16	
Earnings per Share[1] ($)	0.64	1.06	1.05	1.40	0.36	0.36	0.33	0.47	

(1) Year and quarter end net income and earnings per share as of 12/31/17 reflects adjustment for one-time deferred tax asset revaluation associated with tax legislation of $976 thousand and $0.03, respectively
(2) Excludes (gains)/losses on sale of securities, OREO and other one-time items per SNL Financial
(3) Excludes performing restructured loans
Source: SNL Financial

14

Independent Bank Group Financial Highlights

	For the Years Ended:				Quarters Ended:				12/31/14 - 3/31/18
	2014	2015	2016	2017	6/30/2017	9/30/2017	12/31/2017	3/31/2018	CAGR
Balance Sheet ($000)									
Assets	4,132,639	5,055,000	5,852,801	8,684,463	8,593,979	8,891,114	8,684,463	8,811,014	26.2%
Loans Held for Investment	3,200,597	3,987,852	4,570,654	6,471,675	6,236,859	6,362,315	6,471,675	6,649,580	25.2%
Deposits	3,249,598	4,028,279	4,577,109	6,632,822	6,669,288	6,872,631	6,632,822	6,794,660	25.5%
Equity	540,851	627,309	672,365	1,336,018	1,259,592	1,281,460	1,336,018	1,354,699	32.7%
Tangible Common Equity	275,001	328,371	399,869	671,316	603,337	627,561	671,316	691,328	32.8%
Profitability (%)									
Net Income[1] ($000)	28,978	38,786	53,540	82,040	18,134	23,514	24,721	28,964	
Core ROAA[1][2]	1.06	0.96	1.07	1.18	1.12	1.21	1.28	1.41	
Core ROAE[1][2]	8.1	7.5	9.2	8.3	7.6	8.3	8.5	9.1	
Net Interest Margin	4.19	4.05	3.81	3.84	3.80	3.88	4.00	3.97	
Cost of Deposits	0.37	0.34	0.38	0.46	0.42	0.48	0.50	0.59	
Efficiency Ratio	56.4	57.4	52.0	50.4	52.7	49.9	48.1	50.5	
Balance Sheet Ratios (%)									
Loans / Deposits	98.5	99.0	99.9	97.6	93.5	92.6	97.6	97.9	
TCE / TA	7.1	6.9	7.2	8.4	7.6	7.6	8.4	8.5	
Leverage Ratio	8.2	8.3	7.8	8.9	8.2	8.3	8.9	9.2	
Tier 1 Risk Based Ratio	9.8	8.9	8.6	10.1	9.5	9.6	10.1	10.0	
Total Risk-Based Capital Ratio	12.6	11.1	11.4	12.6	11.6	11.7	12.6	12.5	
Asset Quality (%)									
NPAs / Assets[3]	0.20	0.24	0.30	0.25	0.28	0.26	0.25	0.22	
LLR / Loans	0.58	0.68	0.69	0.61	0.58	0.59	0.61	0.63	
LLR / NPAs[3]	219	225	179	185	149	165	185	212	
NCOs/Avg Loans	0.03	0.02	0.12	0.01	0.00	(0.00)	0.02	0.01	
Per Share Information									
Tangible Book Value per Share ($)	16.15	17.85	21.19	23.76	21.71	22.57	23.76	24.37	
Dividends Declared ($)	0.24	0.32	0.34	0.40	0.10	0.10	0.10	0.12	
Earnings per Share[1] ($)	1.89	2.27	2.93	3.22	0.66	0.85	0.88	1.03	

(1) Net income and earnings per share for the year and quarter ended 12/31/17 reflects adjustment for one-time deferred tax asset revaluation associated with tax legislation of $5.5 million, $0.22, and $0.20, respectively
(2) Excludes (gains)/losses on sale of securities, OREO and other one-time items per SNL Financial
(3) Excludes performing restructured loans
Source: SNL Financial

15

Pro Forma Loan Portfolio

IBTX



Cons. & Other 4.2%
Resi. RE 14.1%
C&I 12.0%
Owner Occ. CRE 17.7%
Const. & Land 16.3%
Non Owner Occ. & Multi 35.6%

Loans ($M)		
Residential RE	$ 944	14.1%
Owner Occupied CRE	1,184	17.7%
Non Owner Occ. & Multi	2,378	35.6%
Construction & Land	1,091	16.3%
C&I	801	12.0%
Consumer & Other	280	4.2%
Total	$ 6,678	100.0%

Yield on loans: 5.09%

Integrity Bancshares



Cons. & Other 13.8%
Resi. RE 9.5%
Owner Occ. CRE 19.6%
C&I 19.9%
Const. & Land 13.4%
Non Owner Occ. & Multi 23.8%

Loans ($M)		
Residential RE	$ 65	9.5%
Owner Occupied CRE	134	19.6%
Non Owner Occ. & Multi	163	23.8%
Construction & Land	92	13.4%
C&I	136	19.9%
Consumer & Other	94	13.8%
Total	$ 683	100.0%

Yield on loans: 5.51%

Guaranty Bancorp



Cons. & Other 8.5%
Resi. RE 17.2%
C&I 12.0%
Owner Occ. CRE 13.9%
Const. & Land 4.9%
Non Owner Occ. & Multi 43.6%

Loans ($M)		
Residential RE	$ 490	17.2%
Owner Occupied CRE	396	13.9%
Non Owner Occ. & Multi	1,240	43.6%
Construction & Land	139	4.9%
C&I	342	12.0%
Consumer & Other	241	8.5%
Total	$ 2,847	100.0%

Yield on loans: 4.53%

Pro Forma



Cons. & Other 6.0%
Resi. RE 14.7%
C&I 12.5%
Owner Occ. CRE 16.8%
Const. & Land 12.9%
Non Owner Occ. & Multi 37.0%

Loans ($M)		
Residential RE	$ 1,499	14.7%
Owner Occupied CRE	1,714	16.8%
Non Owner Occ. & Multi	3,780	37.0%
Construction & Land	1,322	12.9%
C&I	1,278	12.5%
Consumer & Other	615	6.0%
Total	$ 10,208	100.0%

Yield on loans: 4.96%

Note: Data represented by 2018Q1 regulatory data
Source: SNL Financial

16

Pro Forma Deposit Composition

IBTX


Jumbo CDs 6.2%
Retail CDs 6.5%
NIB Demand 27.0%
Savings & MMDA 37.5%
NOW & Other Trans. 22.8%

Deposits ($M)		
NIB Demand	$ 1,837	27.0%
NOW & Other Trans.	1,548	22.8%
Savings & MMDA	2,545	37.5%
Retail CDs	445	6.5%
Jumbo CDs	420	6.2%
Total	$ 6,795	100.0%

Cost of deposits: 0.58%

Yield/Cost Spread: 4.51%

Loans / Deposits: 98.3%

Integrity Bancshares


Jumbo CDs 4.0%
Retail CDs 9.9%
NIB Demand 44.9%
Savings & MMDA 28.6%
NOW & Other Trans. 12.7%

Deposits ($M)		
NIB Demand	$ 270	44.9%
NOW & Other Trans.	76	12.7%
Savings & MMDA	172	28.6%
Retail CDs	59	9.9%
Jumbo CDs	24	4.0%
Total	$ 601	100.0%

Cost of deposits: 0.63%

Yield/Cost Spread: 4.88%

Loans / Deposits: 113.6%

Guaranty Bancorp


Jumbo CDs 2.8%
Retail CDs 12.6%
NIB Demand 32.1%
NOW & Other Trans. 3.4%
Savings & MMDA 49.1%

Deposits ($M)		
NIB Demand	$ 973	32.1%
NOW & Other Trans.	104	3.4%
Savings & MMDA	1,488	49.1%
Retail CDs	383	12.6%
Jumbo CDs	84	2.8%
Total	$ 3,032	100.0%

Cost of deposits: 0.31%

Yield/Cost Spread: 4.22%

Loans / Deposits: 93.9%

Pro Forma


Jumbo CDs 5.1%
Retail CDs 8.5%
NIB Demand 29.5%
Savings & MMDA 40.3%
NOW & Other Trans. 16.6%

Deposits ($M)		
NIB Demand	$ 3,080	29.5%
NOW & Other Trans.	1,728	16.6%
Savings & MMDA	4,204	40.3%
Retail CDs	887	8.5%
Jumbo CDs	528	5.1%
Total	$ 10,428	100.0%

Cost of deposits: 0.51%

Yield/Cost Spread: 4.46%

Loans / Deposits: 97.9%

Note: Data represented by 2018Q1 regulatory data
Note: Noninterest bearing deposits include reclassed demand deposits
Source: SNL Financial

17

Contact Information Corporate Headquarters Independent Bank Group, Inc. 1600 Redbud Blvd. Suite 400 McKinney, Texas 75069(972) 562-9004 Telephone (972) 562-7734 Faxwww.ibtx.comAnalysts / Investors: Michelle Hickox Executive Vice President and Chief Financial Officer (972) 562-9004 mhickox@ibtx.comMark Haynie Executive Vice President and General Counsel (972) 562-9004 mhaynie@ibtx.com Media: Peggy Smolen Director of Marketing (972) 562-9004 psmolen@ibtx.com18

Independent Bank Group